UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2010

ST. JUDE MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Minnesota	1-12441	41-1276891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One St. Jude Medical Drive,
St. Paul, MN 55117

(Address of principal executive offices, including zip code)

(651) 756-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On October 15, 2010, St. Jude Medical, Inc. (“St. Jude Medical”), together with its indirect wholly-owned subsidiary, Asteroid Subsidiary Corporation (“Asteroid”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with AGA Medical Holdings, Inc. (“AGA”).  The joint press release issued by St. Jude Medical and AGA announcing the execution of the Merger Agreement is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The Merger Agreement provides that, on the terms and subject to the conditions thereof, Asteroid will commence an exchange offer (the “Offer”) no later than the tenth calendar day after signing the Merger Agreement to purchase all the outstanding shares of AGA common stock, par value $0.01 per share (“Shares”), in exchange for cash and stock consideration. Each AGA stockholder who participates in the Offer may elect to receive consideration in the form of $20.80 per Share in cash or $20.80 per Share in shares of St. Jude Medical common stock, par value $0.10 (“St. Jude Medical Stock”), based on the average trading price of St. Jude Medical Stock prior to the closing of the Offer. AGA stockholders may elect cash for some Shares and St. Jude Medical Stock for others. The $20.80 consideration is in stock and cash and represents a 41% premium to AGA’s closing stock price on October 15, 2010 of $14.70.  The exchange ratio for the St. Jude Medical Stock will be determined based on the volume weighted average closing price of St. Jude Medical Stock over the ten trading days ending two trading days prior to the close of the Offer (the “Average Trading Price”). Pursuant to the Merger Agreement, the terms of the Offer will provide that such elections shall, if necessary, be prorated and adjusted in order to cause 50% of the aggregate consideration paid in the Offer to consist of cash and 50% to consist of St. Jude Medical Stock.  The closing of the Offer is subject to customary closing conditions, including, among others: (i) stockholders holding a majority of Shares tendering in the Offer, calculated on a fully-diluted basis and (ii) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. In no event will the number of shares of St. Jude Medical common stock to be issued in the Offer and the Merger exceed 19.9% of St. Jude Medical’s common stock outstanding on the date on which shares of AGA common stock are first accepted for payment under the Offer.

Concurrently with the execution of the Merger Agreement, AGA stockholders affiliated with Welsh Carson Anderson & Stowe and affiliates of Franck Gougeon entered into an agreement with St. Jude Medical (the “Tender and Voting Agreement”) to tender all of their Shares in the Offer on the terms set forth therein.  Shares in excess of 30% of the outstanding Shares on a fully diluted basis may be released from obligations under the Tender and Voting Agreement in certain circumstances.

Following completion of the Offer, subject to the conditions set forth in the Merger Agreement, Asteroid will merge with and into AGA with AGA surviving as an indirect wholly-owned subsidiary of St. Jude Medical (the “Merger”), which is expected to be followed by a second merger between AGA and another wholly-owned subsidiary of St. Jude Medical (the “Second Merger,” and collectively with the Merger, the “Mergers”).  In the Merger, Shares not tendered and accepted in the Offer (other than Shares owned directly or indirectly by AGA, St. Jude Medical or Asteroid, or any of their respective subsidiaries, or Shares as to which appraisal rights have been perfected in accordance with applicable law), will be converted into the right to receive cash consideration equal to $20.80 or a quantity of St. Jude Medical Stock with a fair market value of $20.80 per Share based on the Average Trading Price of St. Jude Medical Stock. Each stockholder will receive such cash consideration for 50% of its Shares and such St. Jude Medical Stock for the remaining 50% of the stockholder’s Shares, subject to possible adjustment as provided in the Merger Agreement.

The foregoing descriptions of the Merger Agreement and Tender and Voting Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Merger Agreement and Tender and Voting Agreement, respectively, copies of which will be filed by St. Jude Medical as exhibits to its Registration Statement on Form S-4 relating to the Offer and Merger.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. Such forward-looking statements include the expected structure and timetable for the transaction between St. Jude Medical and AGA.  These statements are based upon current expectations and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include the satisfaction of closing conditions for the acquisition, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act and the tender of a majority of the outstanding shares of common stock of AGA in the Offer; market conditions; the effect of the announcement of the merger on St. Jude Medical’s and AGA’s respective business; the impact of any failure to complete the exchange offer and the merger; the risk that St. Jude Medical will not realize the anticipated benefits of the acquisition; the potential inability to successfully operate or integrate AGA’s business; general industry and economic conditions; and other factors beyond St. Jude Medical’s control and the risk factors and other cautionary statements described in the St. Jude Medical’s filings with the SEC. Please refer to the Risk Factors and Cautionary Statements sections of St. Jude Medical’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 3, 2010, for a further list and description of additional business risks, uncertainties, and other factors that may affect these statements. St. Jude Medical does not intend to update these statements and undertakes no duty to any person to provide any such update under any circumstance.

Important Additional Information

The Offer for the outstanding shares of common stock of AGA has not yet commenced.  This Current Report on Form 8-K does not constitute an offer to purchase, or a solicitation of an offer to sell, shares of common stock of AGA, nor is it a substitute for the registration statement and tender offer materials that St. Jude Medical will file with the Securities and Exchange Commission upon commencement of the Offer.

Investors and security holders of AGA are urged to read the tender offer statement on Schedule TO and the registration statement on Form S-4, to be filed by St. Jude Medical with the SEC upon commencement of the Offer, and the solicitation/recommendation statement on Schedule 14d-9 regarding the Offer, which will be filed by AGA with the SEC upon the commencement of the Offer.  The tender offer materials (including an offer to purchase, letter of transmittal and related tender offer documents), the registration statement and the solicitation/recommendation statement will contain important information which should be read carefully before any decisions are made with respect to the Offer.

In addition to the tender offer statement, the solicitation/recommendation statement and the registration statement described above, AGA and St. Jude Medical file annual, quarterly and current reports, proxy statements and other information with the SEC.  The tender offer statement, the solicitation/recommendation statement, the registration statement and any other relevant materials, when they become available, and any other documents filed with the SEC by AGA or St. Jude Medical, are available without charge at the SEC’s website at www.sec.gov, or from the companies’ websites, at www.amplatzer.com and www.sjm.com, respectively.

Neither St. Jude Medical nor AGA is asking for your vote or soliciting proxies in connection with the transaction at this time.  Upon consummation of the exchange offer, St. Jude Medical and AGA may seek votes or proxies in connection with the proposed back-end merger from holders of AGA shares not tendered in the exchange offer.  AGA, St. Jude Medical and their respective officers and directors may be therefore deemed to be participants in the solicitation of proxies from AGA’s shareholders in connection with the proposed merger.  A description of certain interests of the directors and executive officers of AGA is set forth in AGA’s proxy statement for its 2010 annual meeting, which was filed with the SEC on April 29, 2010. A description of certain interests of the directors and executive officers of St. Jude Medical is set forth in St. Jude Medical’s proxy statement for its 2010 annual meeting, which was filed with the SEC on March 23, 2010.  Additional information regarding the interests of such potential participants will be included in the registration statement and other relevant documents to be filed with the SEC in connection with the proposed Offer and Merger.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

99.1	Joint Press Release of St. Jude Medical and AGA issued on October 18, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. JUDE MEDICAL, INC.

Date: October 18, 2010
	By:	/s/ John C. Heinmiller

John C. Heinmiller
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Press Release of St. Jude Medical and AGA issued on October 18, 2010.